UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2014

GLYECO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4802 East Ray Road, Suite 23-408 Phoenix, Arizona		85044
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information contained or incorporated in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported by GlyEco, Inc., a Nevada corporation (the “Company”), on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 30, 2012, GlyEco Acquisition Corp. #3, an Arizona corporation and wholly-owned subsidiary of the Company (“Acquisition Sub”), entered into an Asset Purchase Agreement (the “Agreement”) on May 24, 2012, with MMT Technologies, Inc., a Florida corporation (“MMT Technologies”), pursuant to which Acquisition Sub agreed to purchase MMT Technologies’ business and all of its assets (the “MMT Acquisition”).

The foregoing description of the Agreement is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which was filed as an exhibit to the Form 8-K filed with the Commission on May 30, 2012, and is hereby incorporated by reference herein.

On March 21, 2014, Acquisition Sub and MMT Technologies entered into an Amendment No. 1 to Asset Purchase Agreement (the “Amendment No. 1”) and correspondingly consummated the MMT Acquisition, pursuant to which Acquisition Sub acquired MMT Technologies’ business and all of its assets, free and clear of any liabilities or encumbrances, consisting of MMT Technologies’ equipment, tools, machinery, supplies, materials, other tangible property, inventory, intangible property, contractual rights, books and records, intellectual property, accounts receivable, goodwill, and miscellaneous assets in exchange for 204,750 shares of restricted common stock, par value $0.0001, of the Company valued at the then current fair market value of $1.03 per share.

The foregoing description of the Amendment No. 1 is qualified in its entirety by reference to the Amendment No. 1 to Asset Purchase Agreement, a copy of which is filed herewith as Exhibit 2.2 and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

To the extent required by Item 9.01(a) of Form 8-K, financial statements of MMT Technologies will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Form 8-K is required to be filed, as permitted under paragraph (a)(4) of Item 9.01 of Form 8-K.

(b) Pro forma financial information.

To the extent required by Item 9.01(b) of Form 8-K, pro forma financial information will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Form 8-K is required to be filed, as permitted under paragraph (b)(2) and (a)(4) of Item 9.01 of Form 8-K.

(d) Exhibits.

Exhibit Number:	Description of Exhibit:

2.1 (1)
Asset Purchase Agreement, dated May 24, 2012, by and among MMT Technologies, Inc. (the Seller), Otho N. Fletcher, Jr. (the Selling Principal), and GlyEco Acquisition Corp. #3, an Arizona corporation and wholly-owned subsidiary of GlyEco, Inc. (the Buyer).

2.2	Amendment No. 1 to Asset Purchase Agreement, dated March 21, 2014, by and among MMT Technologies, Inc. (the Seller), Otho N. Fletcher, III, Samantha Pratt (the Selling Principals), and GlyEco Acquisition Corp. #3, an Arizona corporation and wholly-owned subsidiary of GlyEco, Inc. (the Buyer).

(1) Filed as an exhibit to the Current Report on Form 8-K filed on May 30, 2012, and incorporated by reference herein.  Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLYECO, INC.

Dated: March 26, 2014	By:	/s/ John Lorenz
John Lorenz President and Chief Executive Officer, Director (Principal Executive Officer)